Putnam BDC Income ETF
The fund's portfolio
1/31/23 (Unaudited)

INVESTMENT COMPANIES (100.0%)(a)
	Shares	Value
Ares Capital Corp.	151,918	$2,942,652
Bain Capital Specialty Finance, Inc.	63,051	842,361
Barings BDC, Inc.	139,860	1,225,174
BlackRock TCP Capital Corp.	72,412	958,011
Blackstone Secured Lending Fund	123,135	3,029,121
Capital Southwest Corp.	46,217	915,559
Carlyle Secured Lending, Inc.	52,427	789,026
CION Investment Corp.	120,098	1,281,446
Fidus Investment Corp.	33,856	687,277
First Eagle Alternative Capital BDC, Inc.	90,387	423,915
FS KKR Capital Corp.	60,017	1,179,934
Golub Capital BDC, Inc.	184,781	2,531,500
Hercules Capital, Inc.	87,694	1,246,132
Main Street Capital Corp.	28,543	1,128,305
Oaktree Specialty Lending Corp.	36,851	737,389
Owl Rock Capital Corp.	271,281	3,545,643
Runway Growth Finance Corp.	72,997	948,231
Saratoga Investment Corp.	25,126	677,146
Sixth Street Specialty Lending, Inc.	67,972	1,301,664
Trinity Capital, Inc.	45,953	615,308

Total investment companies (cost $26,209,535)		$27,005,794

SHORT-TERM INVESTMENTS (0.5%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 3.93%(AFF)	145,211	$145,211

Total short-term investments (cost $145,211)		$145,211
TOTAL INVESTMENTS

Total investments (cost $26,354,746)		$27,151,005

	Key to holding's abbreviations
BDC	Business Development Company
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 29, 2022 (commencement of operations) through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $27,009,110.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 9/29/22 (commencement of operations)	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/23
	Short-term investments
	Putnam Government Money Market Fund***	$—	$146,211	$1,000	$15	$145,211

	Total Short-term investments	$—	$146,211	$1,000	$15	$145,211
	*** Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund. There were no realized or unrealized gains or losses during the period.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$27,005,794	$—	$—
Short-term investments	145,211	—	—

Totals by level	$27,151,005	$—	$—
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com